Exhibit 99.1

Miromatrix Announces Two New Board Members

EDEN PRAIRIE, Minn., January 5, 2022 – Miromatrix Medical Inc. (NASDAQ: MIRO), a life sciences company pioneering a novel technology for bioengineering fully transplantable organs to help save and improve patients' lives, today announced the expansion of the board and appointment of two new board members: Lisa Wipperman Heine and William P. Burke.

"I am thrilled to welcome Lisa and Bill to the Miromatrix Board as we continue developing bioengineered organs to address the transplant shortage," said Jeff Ross, Ph.D., Miromatrix CEO. "Their experience in growing innovative companies and leveraging strategic partnerships make them exceptionally qualified to serve and further advance the mission of Miromatrix."

Formerly, Lisa Wipperman Heine was the President and CEO of PreCardia prior to its acquisition by Abiomed in 2021. In her more than 25 year career, Ms. Heine has held a number of executive management roles across both venture backed and public life science and medical device companies including medical, regulatory and clinical affairs. She also serves on the board of directors for Surmodics (NASDAQ-SRDX) and Natus Medical (NASDAQ- NTUS).

“I am honored to be joining the Miromatrix board and look forward to working with the entire team in addressing a major public health issue and critical unmet patient need,” said Ms. Heine.

Bill Burke has served as CFO and Executive VP of Haemonetics Corporation, a multinational company offering a comprehensive portfolio of blood management devices and disposables, since 2016. While there he has led growth strategy development and in 2021 completed a $510M acquisition of Cardiva Medical. Mr. Burke held the position of VP of Integration at Medtronic from 2014 to 2016. Prior to that, spent 20 years with Covidien, a global healthcare products company.

“I am excited about the quality of leadership at Miromatrix and looking forward to the opportunity to work with the team to further advance this revolutionary technology and save countless lives,” said Mr. Burke.

About Miromatrix

Miromatrix Medical Inc. is a life sciences company pioneering a novel technology for bioengineering fully transplantable human organs to help save and improve patients' lives. The Company has developed a proprietary perfusion technology platform for bioengineering organs that it believes will efficiently scale to address the shortage of available human organs. The Company's initial development focus is on human livers and kidneys. For more information, visit miromatrix.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward looking statements, including statements regarding our first ever transplant of a bioengineered liver transplant into a large animal. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "outlook," "guidance," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

The forward-looking statements in this press release are only predictions and are based largely on our current business plans, expectations, and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to, our history of significant losses, which we expect to continue; our limited history operating as a commercial company; our expectations with respect to the regulatory pathway of our product candidates, our ability to obtain regulatory approvals for such product candidates, and the anticipated effect of delays in obtaining any such regulatory approvals; our expectations with respect to preclinical and clinical trial plans for our product candidates, the results of such activities and the safety and efficacy of our product candidates; our ability to commercialize our product candidates; our ability to compete successfully with larger competitors in our highly competitive industry; our ability to achieve and maintain adequate levels of coverage or reimbursement for any future products we may seek to commercialize; our ability to compete successfully with larger competitors in our highly competitive industry; our expectations regarding our manufacturing capabilities; a pandemic, epidemic or outbreak of an infectious disease in the U.S. or worldwide, including the outbreak of the novel strain of coronavirus, COVID-19; product liability claims; our ability to establish and maintain intellectual property protection for our products, as well as our ability to operate our business without infringing the intellectual property rights of others; our ability to attract and retain senior management and key scientific personnel; and other important factors that could cause actual results, performance or achievements to differ materially from those expected or projected. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company's Registration Statement on Form S-1 (File No. 333-256649), as amended, filed with the U.S. Securities and Exchange Commission and any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Contact

Greg Chodaczek

347-620-7010

ir@miromatrix.com

Media Contact:

press@miromatrix.com